Exhibit 10.1

EXECUTION COPY

WARRANT EXERCISE AGREEMENT

This Warrant Exercise Agreement (this “Agreement”) is dated as of May 14, 2019 (the “Effective Date”), by and between Reebonz Holding Limited, a Cayman Islands exempted company (the “Company”) and the undersigned investor (the “Holder”).

WHEREAS, reference is hereby made to that certain prospectus, dated April 15, 2019 (the “Prospectus”), pursuant to which, among other things, the Holder acquired an Ordinary Share Purchase Warrant, with an exercise price as of the date hereof of $5.00 per Ordinary Share of the Company, par value $0.0008 per share (the “Ordinary Shares”), exercisable as of the date hereof into such aggregate number of Ordinary Shares as set forth on the signature page of the Holder attached hereto (the “Cash Warrant”, as exercised, the “Cash Warrant Shares”). Capitalized terms not defined herein shall have the meaning as set forth in the Form of Cash Warrant.

WHEREAS, subject to the terms and conditions set forth in this Agreement and in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act, as consideration for the cash exercise of the Cash Warrant into such aggregate number of Cash Warrant Shares as set forth on the signature page of the holder attached hereto (such number, the “Cash Warrant Share Exercise Amount”), the Company shall issue to the Holder a new Ordinary Share Purchase Warrant, in the form attached hereto as Exhibit A (the “New Warrant”), initially exercisable into 50% of the Cash Warrant Share Exercise Amount of Ordinary Shares (the “New Warrant Shares”, and together with the New Warrant, the “New Securities”, and together with this Agreement, the “Transaction Documents”).

WHEREAS, concurrently herewith, the Company is entering into agreements with certain other Holders (each, an “Other Holder”) of Ordinary Share Purchase Warrants issued pursuant to the Prospectus (each, an “Other Warrant” and such agreements, each an “Other Agreement”) substantially in the form of this Agreement (other than with respect to the identity of the Holder, any provision regarding the reimbursement of legal fees and proportional changes reflecting the different holdings of such Other Holders).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Holder agree as follows:

1. Exercise of Cash Warrant.

(a) General. On the date hereof (i) the Holder shall duly execute and deliver to Continental Stock Transfer and Trust Company, as the Warrant Agent of the Cash Warrant (the “Warrant Agent”), a Notice of Exercise, which shall be irrevocable, as set forth in the Cash Warrant (the “Notice of Exercise”) and, on or prior to the Delivery Date (as defined below), shall wire the payment of the aggregate exercise price of the Cash Warrant Share Exercise Amount of the Cash Warrant, as set forth on the signature page of the Holder attached hereto, to the Warrant Agent in accordance with the instructions set forth in the Cash Warrant at least one (1) Business Day prior to the date hereof, in U.S. dollars and immediately available funds, to effect the exercise of the Cash Warrant Share Exercise Amount of the Cash Warrant and (ii) the Company shall cause the Warrant Agent to (a) duly execute and issue to the Holder the New Warrant, initially exercisable into 50% of the Cash Warrant Share Exercise Amount of New Warrant Shares and (b) disburse the aggregate exercise price so received to the persons and in the amounts indicated on Schedule 1(a) (collectively, the “Closing”, and such transactions, the “Transactions”). The Company shall deliver the New Warrant to the Holder as soon as commercially practicable following the date hereof to the address set forth on the signature page of the Holder attached hereto (or such other address as designated by the Holder in writing to the Company).

(b) Delivery of Cash Warrant Shares. The Company shall cause the Warrant Agent to issue Cash Warrant Share Exercise Amount of Cash Warrant Shares to be delivered to the Holder (or its designee) in accordance with the Cash Warrant and the deposit/withdrawal at custodian or other delivery instructions set forth in the Notice of Exercise no later than the date as prescribed in the Cash Warrant (the “Delivery Date”).

(c) Return of Certificates. As promptly as practicable after the date hereof, the Holder shall return to the Company the Cash Warrant if the Cash Warrant is exercised in full pursuant to the Notice of Exercise.

2. Representations and Warranties of Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to the Holder:

(a) Organization and Standing. The Company and each of its subsidiaries is duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its organization. Each of the Company and its subsidiaries has all requisite power and authority to own and operate its respective properties and assets and to carry on its respective business as presently conducted and as proposed to be conducted. The Company and each of its subsidiaries is qualified to do business as a foreign entity in every jurisdiction in which the failure to be so qualified would have, or would reasonably be expected to have, a material adverse effect, individually or in the aggregate, upon the business, properties, tangible and intangible assets, liabilities, operations, prospects, financial condition or results of operation of the Company and its subsidiaries or the ability of the Company or any of its subsidiaries to perform their respective obligations under the Transaction Documents (a “Material Adverse Effect”).

(b) Power. The Company has all requisite power to execute and deliver this Agreement, to sell and issue the New Securities hereunder, and to carry out and perform its obligations under the terms of the Transaction Documents.

(c) Authorization. The execution, delivery, and performance of the Transaction Documents by the Company has been duly authorized by all requisite action on the part of the Company and its officers, directors and stockholders, and this Agreement constitutes, and the other Transaction Documents will constitute, legal, valid, and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies (together, the “Enforceability Exceptions”).

(d) Consents and Approvals. Except for any Current Report on Form 6-K or Notice of Exempt Offering of Securities on Form D to be filed by the Company in connection with the transactions contemplated hereby, or except as set forth on Section 2(d) of the Disclosure Schedules, the Company is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by the Transaction Documents. Assuming the accuracy of the representations of the Holder set forth herein, no consent, approval, authorization or other order of, or registration, qualification or filing with, any court, regulatory body, administrative agency, self-regulatory organization, stock exchange or market (including The NASDAQ Stock Market), or other governmental body is required for the execution and delivery of the Transaction Documents, the valid issuance, sale and delivery of the New Securities to be sold pursuant to this Agreement other than such as have been made or obtained, or for any securities filings required to be made under federal or state securities laws applicable to the offering of the New Securities.

(e) Non-Contravention. The execution and delivery of the Transaction Documents, the issuance, sale and delivery of the New Securities to be sold by the Company under this Agreement, the performance by the Company of its obligations under the Transaction Documents and/or the consummation of the transactions contemplated thereby will not (i) conflict with, result in the breach or violation of, or constitute (with or without the giving of notice or the passage of time or both) a violation of, or default under, (A) any bond, debenture, note or other evidence of indebtedness, or under any lease, license, franchise, permit, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any subsidiary is a party or by which it or its properties may be bound or affected, (B) the Company’s Amended and Restated Memorandum and Articles of Association, as in effect on the date hereof (the “Memorandum and Articles of Association”), or the equivalent document with respect to any subsidiary, as amended and as in effect on the date hereof, or (C) any statute or law, judgment, decree, rule, regulation, ordinance or order of any court or governmental or regulatory body (including The NASDAQ Stock Market), governmental agency, arbitration panel or authority applicable to the Company, any of its subsidiaries or their respective properties, except in the case of clauses (A) and (C) for such conflicts, breaches, violations or defaults that would not be likely to have, individually or in the aggregate, a Material Adverse Effect, or (ii) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any if its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject. For purposes of this Section 2(e), the term “material” shall apply to agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound involving obligations (contingent or otherwise) of, or payments to, the Company in excess of $500,000 in a consecutive 12-month period.

(f) Authorization of the New Securities. The New Warrants have been duly authorized by the Company and, when duly executed and delivered by the Company, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. The New Warrant Shares issuable upon exercise of the New Warrants have been, duly authorized and reserved for issuance upon exercise by all necessary corporate action and such shares, when issued upon such exercise in accordance of the terms of the New Warrants, will be validly issued and will be fully paid and non-assessable, and will be free of any liens or encumbrances with respect to the issuance thereof; provided, however, that the New Warrant Shares shall be subject to restrictions on transfer under state or federal securities laws as set forth in this Agreement, or as otherwise may be required under state or federal securities laws as set forth in this Agreement at the time a transfer is proposed. Except as set forth on Section 2(f) of the Disclosure Schedules, the issuance and delivery of the New Warrant Shares is not subject to preemptive, co-sale, right of first refusal or any other similar rights of the stockholders of the Company or any other Person, or any liens or encumbrances or result in the triggering of any anti-dilution or other similar rights under any outstanding securities of the Company.

(g) Registration. Assuming the accuracy of each of the representations and warranties of the Holder herein, the issuance by the Company of the New Securities is exempt from registration under the Securities Act. The Company has prepared and filed a registration statement (Registration No. 333-229839) (the “Registration Statement”) in conformity with the requirements of the Securities Act, which became effective on April 12, 2019 (the “Warrant Effective Date”), including a prospectus, dated April 15, 2019 (the “Prospectus”) for, among other things, the registration of the Cash Warrant and Cash Warrant Shares, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. At the time the Registration Statement and any amendments thereto became effective and at the date of this Agreement, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and as of the date hereof, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (a) 25,000,000 Ordinary Shares, 5,690,993 shares of which are issued and outstanding as of the date hereof, and (b) 5,000,000 shares of Preferred Stock, $0.0001 par value per share, of which none are issued and outstanding as of the date hereof. All subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of the Company issued and outstanding as of the date hereof, or contracts, commitments, understandings, or arrangements by which the Company or any of its subsidiaries is or may be obligated to issue shares of capital stock, or securities or rights convertible or exchangeable for shares of capital stock, other than the New Securities, are as set forth in the Company’s reports and other documents currently filed by the Company under the Securities Act of 1933 and the Securities Exchange Act of 1934 (the “SEC Reports”). Taking into account all rights and agreements described in the immediately preceding sentence and any applicable anti-dilution provisions in any such agreement, immediately after the Closing and after giving effect to the consummation of this offering of the New Securities, there will be (i) 6,090,993 Ordinary Shares issued and outstanding and (ii) a maximum of 5,148,995 Ordinary Shares issuable upon conversion, exchange or exercise of all outstanding securities of the Company (including, without limitation, all Ordinary Share Equivalents) that are convertible into, exercisable or exchangeable for, settled in, or may be paid or repaid with, Ordinary Shares. The issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. No holder of the Company’s capital stock is entitled to preemptive or similar rights in connection with the issuance of the New Securities. There are no bonds, debentures, notes or other indebtedness having general voting rights (or convertible into securities having such rights) of the Company issued and outstanding. Except as disclosed in the SEC Reports, there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act. The Company has made available on the SEC’s EDGAR system, a true, correct and complete copy of the Company’s Amended and Restated Memorandum and Articles of Association. From April 17, 2019 to the time of execution of this Agreement, the Company has not issued or sold any Ordinary Shares or Ordinary Share Equivalents at a price (or exercise, conversion or exchange price, as applicable) per Ordinary Share of less than $5.00.

(i) Legal Proceedings. Other than as described in Schedule 2(i) and except as disclosed in the SEC Reports, there is no Proceeding before any court, governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against the Company or its subsidiaries wherein an unfavorable decision, ruling or finding would reasonably be expected to, individually or in the aggregate, (i) materially adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or (ii) have a Material Adverse Effect. The Company is not a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental agency or body that might have, individually or in the aggregate, a Material Adverse Effect.

(j) No Violations. Neither the Company nor any of its subsidiaries is in violation of its respective certificate of incorporation, bylaws or other organizational documents, or to its knowledge, is in violation of any statute or law, judgment, decree, rule, regulation, ordinance or order of any court or governmental or regulatory body (including The NASDAQ Stock Market), governmental agency, arbitration panel or authority applicable to the Company or any of its subsidiaries, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or by which the properties of the Company are bound, which would be reasonably likely to have a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company and the Company is not an “ineligible issuer” pursuant to Rules 164, 405 and 433 under the Securities Act. The Company has not received any comment letter from the Commission relating to any SEC Report that has not been finally resolved. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(k) Listing Compliance. The Company is in compliance with the requirements of The NASDAQ Stock Market LLC for continued listing of the Ordinary Shares thereon and has no knowledge of any facts or circumstances that could reasonably lead to delisting of its Ordinary Shares from The NASDAQ Stock Market. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act or the listing of the Ordinary Shares on The NASDAQ Stock Market, nor has the Company received any notification that the Commission or The NASDAQ Stock Market is contemplating terminating such registration or listing. The transactions contemplated by the Transaction Documents will not contravene the rules and regulations of The NASDAQ Stock Market. The Company will comply with all requirements of The NASDAQ Stock Market with respect to the issuance of the New Securities, including the filing of any listing notice with respect to the issuance of the New Securities.

(l) Integration; Other Issuances of Securities. Neither the Company nor its subsidiaries or any Affiliates, nor any Person acting on its or their behalf, has issued any Ordinary Shares or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire Ordinary Shares which would be integrated with the sale or exchange of the New Securities to the Holder for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of The NASDAQ Stock Market, nor will the Company or its subsidiaries or Affiliates take any action or steps that would require registration of any of the New Securities under the Securities Act or cause the offering of the New Securities to be integrated with other offerings if any such integration would cause the issuance of the New Securities hereunder to fail to be exempt from registration under the Securities Act or cause the transactions contemplated hereby to contravene the rules and regulations of The NASDAQ Stock Market.

(m) No General Solicitation. Neither the Company nor its subsidiaries or any Affiliates, nor any Person acting on its or their behalf, has offered or sold any of the New Securities by any form of general solicitation or general advertising.

(n) No Brokers’ Fees. Except as set forth in Section 2(n) of the Disclosure Schedules, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(o) Acknowledgment Regarding Holder’s Purchase of Securities. The Company acknowledges and agrees that the Holder is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that the Holder is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Holder or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Holder’s purchase of the New Securities. The Company further represents to the Holder that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(p) No Disqualification. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. As used herein, “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

(q) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Holder or its agents or counsel with any information that it believes constitutes material, non-public information which will not otherwise be disclosed in the 6-K Filing (as defined below). The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in the Cash Warrant Shares and the New Securities. All disclosure furnished by or on behalf of the Company to the Holder in connection with this Agreement regarding the Company, its business and the transactions contemplated hereby is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that the Holder has not made and do not make any representations or warranties with respect to the transactions contemplated hereby other than those set forth in Article 3 hereto.

3. Representations and Warranties of the Holder. The Holder hereby represents and warrants as of the date hereof to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. The Holder is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Holder of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Holder. Each Transaction Document to which it is a party has been duly executed by the Holder, and when delivered by the Holder in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Holder, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Understandings or Arrangements. The Holder is acquiring the New Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such New Securities (this representation and warranty not limiting the Holder’s right to sell the Cash Warrant Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). The Holder is acquiring the New Securities hereunder in the ordinary course of its business. The Holder understands that the New Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring such New Securities as principal for his, her or its own account and not with a view to or for distributing or reselling such New Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such New Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such New Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Holder’s right to sell the Cash Warrant Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws).

(c) Holder Status. At the time the Holder was offered the New Securities, it was, and as of the date hereof it is, and on each date on which it exercises any New Warrants, it will be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

(d) Experience of the Holder. The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the New Securities, and has so evaluated the merits and risks of such investment. The Holder is able to bear the economic risk of an investment in the New Securities and, at the present time, is able to afford a complete loss of such investment.

(e) Access to Information. The Holder acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Documents and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the New Securities and the merits and risks of investing in the New Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Holder acknowledges and agrees that neither Roth Capital Partners, LLC nor Maxim Group LLC (each a “Placement Agent” and together, the “Placement Agents”) nor any of their respective Affiliates has provided the Holder with any information or advice with respect to the New Securities nor is such information or advice necessary or desired. Neither the Placement Agents nor any of their respective Affiliates has made or makes any representation as to the Company or the quality of the New Securities and the Placement Agents and any Affiliate may have acquired non-public information with respect to the Company which the Holder agrees need not be provided to it. In connection with the transactions contemplated hereby (including, without limitation, the issuance of the New Warrant and the exercise of the Cash Warrant), neither the Placement Agents nor any of their respective Affiliates has acted as a financial advisor or fiduciary to the Holder.

(f) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Holder has not, nor has any Person acting on behalf of or pursuant to any understanding with the Holder, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Holder first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material pricing terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, if the Holder is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Holder’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Holder’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the New Securities covered by this Agreement. Other than to other Persons party to this Agreement or to the Holder’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, the Holder has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

(g) General Solicitation. The Holder is not purchasing the New Securities as a result of any advertisement, article, notice or other communication regarding the New Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the Holder’s knowledge, any other general solicitation or general advertisement.

(h) Ownership of Cash Warrant. The Holder owns the Cash Warrant, in each case, free and clear of any Liens (other than the obligations pursuant to this Agreement, the Transaction Documents and applicable securities laws).

The Company acknowledges and agrees that the representations contained in this Section 3 shall not modify, amend or affect the Holder’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

4. Covenants.

(a) Removal of Legends. (i) The New Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of New Securities other than pursuant to an effective registration statement or Rule 144 of the Securities Act of 1933 (“Rule 144”), to the Company or to an Affiliate of the Holder or in connection with a pledge as contemplated in Section 4(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred New Securities under the Securities Act. The Holder agrees to the imprinting, so long as is required by this Section 4(a), of a legend on any of the New Securities in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(ii) The Company acknowledges and agrees that the Holder may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the New Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, the Holder may transfer pledged or secured New Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Holder’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of New Securities may reasonably request in connection with a pledge or transfer of the New Securities.

(iii) Certificates evidencing the New Warrant Shares shall not contain any legend: (A) while a registration statement covering the resale of such security is effective under the Securities Act, (B) following any sale of such New Warrant Shares pursuant to Rule 144, (C) if such New Warrant Shares are eligible for sale under Rule 144, or (D) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly if required by the Transfer Agent or requested by the Holder to effect the removal of the legend hereunder. If all or a portion of the New Warrant is exercised at a time when there is an effective registration statement to cover the resale of the applicable New Warrant Shares, or if such New Warrant Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such New Warrant Shares shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section 4(a) and upon the request of the Holder, the Company will, no later than two Trading Days following the delivery by the Holder to the Transfer Agent (with simultaneous notice to the Company pursuant to Section 5(h) hereof) of a certificate representing New Warrant Shares issued with a restrictive legend (such second Trading Day, the “Legend Removal Date”), cause to be delivered to the Holder such shares that are free from all restrictive and other legends by crediting the account of the Holder's prime broker with the Depository Trust Company System as directed by the Holder. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4(a). New Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company System as directed by the Holder.

(iv) In addition to the Holder’s other available remedies, the Company shall pay to the Holder, in cash, (A) as partial liquidated damages and not as a penalty, for each $1,000 of New Warrant Shares (based on the VWAP of the Ordinary Shares on the date such New Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4(a)(ii), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day commencing one Trading Day after the Legend Removal Date until such certificate is delivered without a legend and (B) if the Company fails to (x) issue and deliver (or cause to be delivered) to the Holder by the Legend Removal Date a certificate representing the New Securities so delivered to the Company by the Holder that is free from all restrictive and other legends and (y) if after the Legend Removal Date the Holder purchases (in an open market transaction or otherwise) Ordinary Shares to deliver in satisfaction of a sale by the Holder of all or any portion of the number of Ordinary Shares, or a sale of a number of Ordinary Shares equal to all or any portion of the number of Ordinary Shares, that the Holder anticipated receiving from the Company without any restrictive legend, then an amount equal to the excess of the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Ordinary Shares so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (I) such number of New Warrant Shares that the Company was required to deliver to the Holder by the Legend Removal Date multiplied by (I) the lowest closing sale price of the Ordinary Shares on any Trading Day during the period commencing on the date of the delivery by the Holder to the Company of the applicable New Warrant Shares (as the case may be) and ending on the date of such delivery and payment under this Section 4(a)(iv).

(v) The Cash Warrant Shares shall be issued free of legends.

(b) Disclosure of Transactions and Other Material Information. The Company shall, on or before 9:00 a.m., New York City Time, on the Effective Date, issue a current report on Form 6-K (“6-K Filing”) disclosing all material terms of the Transactions and including the form of this Agreement and the form of New Warrant as exhibits thereto. Upon the issuance of the 6-K Filing, the Holder shall not be in possession of any material, non-public information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents that is not disclosed in the 6-K Filing. In addition, effective upon the 6-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated by the Transaction Documents or as otherwise disclosed in the 6-K Filing, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Holder or any of its affiliates, on the other hand, shall terminate. The Company shall not, and shall cause each of its subsidiaries and each of their respective officers, directors, employees and agents, not to, provide the Holder with any material, non-public information regarding the Company or any of its subsidiaries from and after the filing of the 6-K Filing without the express written consent of the Holder. To the extent that the Company delivers any material, non-public information to the Holder without the Holder’s express prior written consent, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Company, any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agent with respect to, or a duty to the to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agent or not to trade on the basis of, such material, non-public information. The Company shall not disclose the name of the Holder in any filing, announcement, release or otherwise, unless such disclosure is required by law or regulation. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of the Company.

(c) Blue Sky. The Company shall make all filings and reports relating to the transactions contemplated hereby required under applicable securities or “blue sky” laws of the states of the United States following the date hereof, if any.

(d) Listing. The Company shall promptly secure the listing or designation for quotation (as applicable) of all of the New Warrant Shares upon each trading market upon which the Ordinary Shares are then listed or designated for quotation (as applicable) (subject to official notice of issuance) and shall maintain such listing of all the New Warrant Shares from time to time issuable under the terms of the New Warrants. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(d).

(e) Indemnification of Holder. Subject to the provisions of this Section 4(e), the Company will indemnify and hold the Holder and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Holder (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Holder Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Holder Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Holder Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Holder Party, with respect to the Transactions or any of the other transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Holder’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Holder Party may have with any such stockholder or any violations by such Holder Party of state or federal securities laws or any conduct by such Holder Party which constitutes fraud, gross negligence or willful misconduct). If any action shall be brought against any Holder Party in respect of which indemnity may be sought pursuant to this Agreement, such Holder Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Holder Party. Any Holder Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Holder Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Holder Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Holder Party under this Agreement (y) for any settlement by a Holder Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to such Holder’s breach of any of the representations, warranties, covenants or agreements made by such Holder in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4(e) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Holder Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

(f) Furnishing of Information. Until the earliest of the time that (i) the Holder owns no New Securities or (ii) the New Warrants have expired, the Company covenants to use reasonable best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(g) Reservation of Ordinary Shares. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive or similar rights, a sufficient number of Ordinary Shares for the purpose of enabling the Company to issue all of the New Warrant Shares issuable upon exercise of the New Warrants.

(h) Exercise Procedures. Each of the form of Notice of Exercise included in the New Warrants set forth the totality of the procedures required of the Holder in order to exercise the New Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the New Warrants. No additional legal opinion, other information or instructions shall be required of the Holder to exercise its New Warrants. The Company shall honor exercises of the New Warrants and shall deliver the New Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

5. Miscellaneous.

(a) Further Assurances. Each party hereto shall promptly execute and deliver such further agreements and instruments, and take such further actions, as the other party may reasonably request in order to carry out the purpose and intent of this Agreement.

(b) Governing Law; Jurisdiction; Jury Trial. This Agreement shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(c) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

(d) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(e) Complete Agreement. This Transaction represents the entire agreement and understandings between the parties concerning the Transactions and the other matters described herein and therein and supersedes and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof. Except as expressly set forth herein, nothing herein shall amend, modify or waive any term or condition of the other Transaction Documents.

(f) Expenses. Except as specifically set forth herein, each party hereto shall bear its own costs and expenses, including, without limitation, attorneys’ fees, incurred in connection with this Agreement and the transactions contemplated hereby.

(g) Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Company shall indemnify and hold harmless the Holder from any liability for any commission or compensation in the nature of a finder’s fee (and the reasonable costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(h) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by electronic mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and e-mail addresses for such communications are as follows:

(a)	If to the Company, to:

Reebonz Holding Ltd.

5 Tampines North Drive 5

#07-00

Singapore 528548

Attention: Warrant Exercise

Email: warrantexercise@reebonz.com

(b)	If to the Holder, to such address or email address as set forth in the signature page hereto;

or to such other address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time and date or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(i) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

(j) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(k) Interpretation. Unless the context of this Agreement clearly requires otherwise, (i) references to the plural include the singular, the singular the plural, the part the whole, (ii) references to any gender include all genders, (iii) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (iv) references to “hereunder” or “herein” relate to this Agreement.

(l) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and the Placement Agents and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(m) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(n) Independent Nature of Holder’s Obligations and Rights. The obligations of the Holder under this Agreement are several and not joint with the obligations of any Other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any Other Agreement. Nothing contained herein or in any Other Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement and the Company acknowledges that, to the best of its knowledge, the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

(o) Equal Treatment Acknowledgement; Most Favored Nations. The parties hereto herby acknowledge and agree that the Company is obligated to present the terms of this offering to each Other Holder; provided that each Other Agreement shall be negotiated separately with each Other Holder and shall not in any way be construed as the Holder or any Other Holder acting in concert or as a group with respect to the purchase, disposition or voting of securities of the Company or otherwise. The Company hereby represents and warrants as of the date hereof and covenants and agrees that, during the period commencing on the date hereof until the expiration date of any Ordinary Share Purchase Warrants issued pursuant to the Prospectus, none of the terms offered to any Person with respect to the Transactions, including, without limitation with respect to any consent, release, amendment, settlement, or waiver relating to the Transactions, any Other Warrant or any other Ordinary Share Purchase Warrants issued pursuant to the Prospectus (each an “Settlement Document”), is or will be more favorable to such Person (other than any reimbursement of legal fees) than those of the Holder and this Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then the terms and conditions of this Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this Section 5(o) shall apply similarly and equally to each Settlement Document.

[signature page follows]

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

REEBONZ HOLDING LIMITED

By:
Name:
Title:

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

HOLDER:

________________________________________

By: ____________________________________
Name:
Title:

Address for Notices and delivery of New Warrants:

________________________________________

________________________________________

________________________________________

Aggregate Number of Cash Warrant Shares Issuable Upon Exercise of the Cash Warrant of the Holder*:

________________________________________

Aggregate Cash Warrant Share Exercise Amount*:

________________________________________

Aggregate Exercise Price of Cash Warrant Share Exercise Amount

$________________________________________

*Disregarding any limitations on exercise related thereto.